AMENDMENT NINE TO
                        ADMINISTRATIVE SERVICE AGREEMENT



THIS NINTH AMENDMENT TO THE ADMINISTRATIVE SERVICE AGREEMENT is effective as indicated herein, by and between TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY, hereinafter referred to as "Transamerica," a North Carolina corporation, and LEGACY MARKETING GROUP, hereinafter referred to as "LMG," a California corporation.


WHEREAS, Transamerica and LMG entered into an Administrative Service Agreement, dated May 29, 1998, as amended, hereinafter referred to as the "Agreement," wherein LMG agreed to provide certain Transamerica accounting and service functions in consideration of the fees as set forth in APPENDIX B of the Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter contained and other good and valuable consideration, the parties hereto do agree as follows:

     1. Appendix A, attached hereto, is restated in its entirety effective September 22, 2003.


     2. Appendix D, "Schedule of Authorized Personnel," is hereby amended to read as follows regarding persons authorized to represent Transamerica :


     Representing Transamerica

     Authorized to provide day to day direction of LMG employees for items not covered in this Agreement
     Caroline Kirst
     Jeff Aaron

     3. All other provisions in the Agreement not specifically amended above remain in effect and unchanged.


IN WITNESS HEREOF, the parties have hereto executed this Amendment No. 9.


LEGACY MARKETING GROUP                         TRANSAMERICA LIFE INSURANCE AND
                                               ANNUITY COMPANY


By /s/ Don Dady                                By  Lana Ash
---------------------------------              ---------------------------------
Title  VP of Marketing                         Title  Vice President
---------------------------------              ---------------------------------
Date 5/7/04                                    Date  5/17/04
---------------------------------              ---------------------------------

                                   APPENDIX A
                        ADMINISTRATIVE SERVICES AGREEMENT
                               September 22, 2003

                              GEOGRAPHIC TERRITORY:

  All states (except New York, Hawaii and Alabama) and the District of Columbia
                                  POLICY FORMS

----------------------------------- ----------------------------------- ---------------------------- -------------------------------
PRODUCT NAME                        POLICY FORM NUMBERS*                Effective Dates              Discontinuance Dates
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R) Series
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)5 75/25                T-CTMY0298-5-75/25;                 5/29/98                      3/3/03
                                    T-PTMY0298-5-7525
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)7 75/25                T-CMY0799-7-75/25;                  10/18/99                     3/3/03
                                    T-PMY0799-7-75/25
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)10 75/25               T-CTMY0298-10-75/25;                5/29/98                      3/3/03
                                    T-PTMY0298-10-75/25
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)  Secure Series
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)5 Secure (formerly     T-CTMY0298-5-50/50;                 7/10/2000                    3/3/03
known as the SelectMark(R)5 50/50)  T-PTMY0298-5-50/50                  (5/29/98 for
                                                                        SelectMark(R) 5 50/50)
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)7 Secure (formerly     T-CMY0799-7-50/50;                  7/10/2000                    3/3/03
known as the SelectMark(R)7 50/50)  T-PMY0799-7-50/50                   (10/18/99 for SelectMark(R)
                                                                        7 50/50)
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R) Special Edition Series
------------------------------------------------------------------------------------------------------------------------------------
Selectmark(R)5 Special Edition      T-PSMSE-0801-5                      01/02/02                     3/3/03
                                    T-CSMSE-0801-5
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)7 Special Edition      T-CMY0799-7-100;                    10/18/99                     3/3/03
                                    T-PMY0799-7-100
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)7 Special Edition      T-CEIA-0500-7                       7/26/2000                    3/3/03
Equity Index Strategy
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)10 Special Edition     T-CTMY0298-10-50/50;                2/9/99                       3/3/03 for all states  except
(formerly known as the Select       T-PTMY0298-10-50/50                 5/29/98 for                  Florida.
Mark(R)10 50/50)                                                         SelectMark(R)10 50/50)        9/22/03 for plan codes ARIH52
                                                                                                     &  ARIR52 in Florida
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)10 Special Edition     T-CMY1099-10-100;                   4/6/2000                     3/3/03
with STS                            T-PMY1099-10-100
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)10 Special Edition     T-CEIA-0500-10;                     7/26/2000                    3/3/03
Equity Index Strategy               T-PEIA-0500-10
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)10 Special Edition     T-CEIA-0500-10STS;                  7/26/2000                    3/3/03
with STS and Equity Index Strategy  T-PEIA-0500-10STS
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
Selectmark(R) Special Edition Plus  T-C-SMSE-0402-10-4;                 04/30/02
4                                   T-P-SMSE-0402-10-4
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
Selectmark(R)Special Edition Plus   T-C-SMSE-0402-10-0;                 05/06/02                     3/3/03
                                    T-P-SMSE-0402-10-0
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R) Elite Series
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)5 Elite                T-C390-0701-5;                      9/1/01
                                    T-P390-0701-5
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)7 Elite                T-C390-0701-7;                      9/1/01
                                    T-P390-0701-7
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R) 10 Elite              T-C390-0701-10;                     9/1/01
                                    T-P390-0701-10
----------------------------------- ----------------------------------- ---------------------------- -------------------------------

                                                               1


----------------------------------- ----------------------------------- ---------------------------- -------------------------------
PreferMark Series
------------------------------------------------------------------------------------------------------------------------------------
PreferMark Platinum                 T-CMY0500-9;                        7/26/2000                    7/1/03
                                    T-PMY0500-9
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
PreferMark Gold                     T-CMY0500-10;                       7/26/2000                    7/1/03
                                    T-PMY0500-10
------------------------------------------------------------------------------------------------------------------------------------
Riders
------------------------------------------------------------------------------------------------------------------------------------
Beneficiary Rider                   T-CBR-0799;                         10/18/99
                                    T-PBR-0799
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
Beneficiary Rider Plus              T-PBRII-0400;
                                    T-CBRII-0400                        7/26/2000
----------------------------------- ----------------------------------- ---------------------------- -------------------------------

*    Including  all  State   required   variations   of  the  above   referenced
     products/policy form numbers

"Discontinuance Date"
---------------------

The discontinuance date is the date which on or after no further applications will be accepted. No new policies may be issued for applications received on or after the discontinuance date.

1. For the products earmarked to be withdrawn effective March 3rd, 2003 in the case of 1035 exchanges and other transfers between financial institutions, the application and completed exchange transfer paperwork must be received by March 3rd, 2003 and the transferred funds completed by June 6th, 2003 in order for the policy to be issued.

2. For the products earmarked to be withdrawn effective July 1, 2003 in the case of 1035 exchanges and other transfers between financial institutions, the application and completed exchange transfer paperwork must be received by July 1, 2003 and the transferred funds completed by September 26, 2003 in order for the policy to be issued.


3. For the products earmarked to be withdrawn effective September 22, 2003 in the case of 1035 exchanges and other transfers between financial institutions, the application and completed exchange transfer paperwork must be received by September 22, 2003 and the transferred funds received by December 20, 2003 in order for the policy to be issued.


Notwithstanding the foregoing, LMG shall continue to provide administrative services for such policies.


                                       2